Note 4 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Finished products	$ 619,598	$ 795,993
Work in process	106,006	125,027
Raw materials and supplies	237,607	276,454
FIFO Inventory Amount	963,211	1,197,474
Less excess of FIFO cost over LIFO cost	359,256	324,782
Total inventories	$ 603,955	$ 872,692